Exhibit 10.1
FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This Fourth Amendment to Loan and Security Agreement (the “Amendment”), is made and entered into as of June 9, 2017 and effective as of December 21, 2016, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”) and OBALON THERAPEUTICS, INC. and OBALON THERAPEUTICS, LLC (each a “Borrower”, and collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of June 14, 2013 (as amended from time to time, with related documents, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:

1)	Section 6.6 of the Agreement is hereby amended and restated, as follows:
6.6    Accounts. Borrowers shall at all times maintain Cash in accounts at Bank or in investment accounts at Bank’s affiliates in an aggregate amount equal to or greater than the aggregate amount of all Indebtedness of Borrowers to Bank then outstanding. Notwithstanding the foregoing, prior to maintaining any investment accounts with Bank’s affiliates, Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance satisfactory to Bank.

2)
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by each Borrower; and

(b)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
OBALON THERAPEUTICS, INC.

By: /s/ Andrew Rasdal
Name:     Andrew Rasdal
Title:     CEO

OBALON THERAPEUTICS, LLC

By: /s/ Andrew Rasdal
Name:     Andrew Rasdal
Title:     CEO

PACIFIC WESTERN BANK

By:     /s/ Zack Robbins
Name:     Zack Robbins
Title:     Vice President

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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